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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 28, 2002
                                    -----------------


                              CLAYTON HOMES, INC.
                             VANDERBILT ABS CORP.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
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            (Exact name of registrant as specified in its charter)


Clayton Homes - Del.
Vanderbilt - Tenn.                  333-57532                     62-0997810
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                  File Number)          Identification No.)

500 Aloca Trail
Maryville, Tennessee                                                37804
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(Address of Principal                                             (Zip Code)
Executive Offices)


       Registrant's telephone number, including area code (865) 380-3000
                                                          --------------

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Item 5.  Other Events
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, as amended, Vanderbilt Mortgage and Finance, Inc., Clayton Homes, Inc. and Vanderbilt ABS Corp. (together the "Registrant") will incorporate by reference the financial statements of Clayton Homes, Inc., into the Registrant's registration statement (File No. 333-57532). In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of PricewaterhouseCoopers LLP to the use of their name in the supplement dated February 15, 2002 to the prospectus supplement dated November 13, 2001 to the prospectus dated November 13, 2001. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.4.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
                  Information and Exhibits.
                  -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     23.4  Consent of PricewaterhouseCoopers LLP


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



VANDERBILT MORTGAGE AND FINANCE, INC.


By:  /s/ David Jordan
     -------------------------
     Name:  David Jordan
     Title: Secretary



VANDERBILT ABS CORP.



By:  /s/ David Jordan
     -------------------------
     Name:  David Jordan
     Title: Secretary



CLAYTON HOMES, INC.



By:   /s/  Amber W. Krupacs
     -----------------------------
     Name:  Amber W. Krupacs
     Title: Vice President-Finance


Dated: February 28, 2002


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                                 Exhibit Index
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Exhibit                                                                   Page
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23.4  Consent of PricewaterhouseCoopers LLP


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